UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2012

Vantage Drilling Company

(Exact name of registrant as specified in its charter)

Cayman Islands

(State or other jurisdiction of incorporation)

001-34094	N/A
(Commission File Number)	(IRS Employer Identification No.)

777 Post Oak Boulevard, Suite 800 Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(281) 404-4700

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

As described below, on October 15, 2012, Vantage Drilling Company (the “Company”) announced, among other things, the offering by its wholly-owned subsidiary Offshore Group Investment Limited (“OGIL”) of OGIL’s senior secured first lien notes due 2019 (the “New Notes”). In conjunction with the offering of the New Notes, OGIL issued a preliminary offering memorandum dated October 15, 2012. Information from the offering memorandum relating to the contract status of the Company’s drilling fleet, Risk Factors and a description of OGIL’s proposed term loan is filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this Report. Because not all of the information contained in the preliminary offering memorandum is included in this Report, certain cross references and defined terms may not appear in such Exhibits.

In accordance with General Instruction B.2 to Form 8-K, the information provided under this Item 7.01 and the information attached to this Form 8-K as Exhibits 99.1, 99.2 and 99.3 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 8.01.	Other Events

On October 15, 2012, the Company issued a press release announcing (i) the results of the previously announced tender offer (“Tender Offer”) by its wholly owned subsidiary Offshore Group Investment Limited (the “Issuer”) for up to $1,000,001,000 of OGIL’s outstanding 11 1/2% Senior Secured First Lien Notes due 2015 and the related consent solicitation, (ii) the commencement of an offering of $1.15 billion of New Notes and (iii) the proposed entry into a term loan in the aggregate principal amount of $500,000,000. A copy of the press release is furnished as Exhibit 99.4 to this report.

Item 9.01—Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Information relating to the contract status of the Company’s drilling fleet in the offering memorandum.

99.2	Information under the caption Risk Factors in the offering memorandum.

99.3	Information relating to OGIL’s proposed term loan in the offering memorandum.

99.4	Press Release dated October 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANTAGE DRILLING COMPANY

Date: October 15, 2012	By:	/s/ Douglas G. Smith
Douglas G. Smith Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

99.1	Information relating to the contract status of the Company’s drilling fleet in the offering memorandum.

99.2	Information under the caption Risk Factors in the offering memorandum.

99.3	Information relating to OGIL’s proposed term loan in the offering memorandum.

99.4	Press Release dated October 15, 2012.